Exhibit 10.1

EXECUTIVE EMPLOYMENT AGREEMENT Addendum

THIS EXECUTIVE EMPLOYMENT AGREEMENT ADDENDUM is made as of March 3, 2025.

BETWEEN:

DIRTT ENVIRONMENTAL SOLUTIONS, LTD.
(the “Company”)

- and -

Benjamin Urban

(the “Executive”)

NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and the Executive agree to the following additional terms to the existing contract dated on June 22, 2022.

The Addendum to Section 9a (vii) of the existing contract:

Vesting of Restricted Stock Units (RSUs) Upon Termination

Notwithstanding any provision to the contrary in the Company’s equity award plan or the Executive's grant agreement, the Executive's Restricted Stock Units (RSUs) shall vest in full (100%) under the following circumstance:

•
Change in Control (CIC): In the event of a Change in Control of the Company, as defined in the applicable equity award plan or agreement, all unvested Restricted Share Units (RSUs) shall immediately vest in full upon the occurrence of the Change in Control. For the avoidance of doubt, previously granted retention equity grants are also included in executive unvested equity covered by this Change in Control.

General Provisions:

•
The provisions of this clause shall supersede any conflicting provisions in the Company’s equity award plans or the Executive’s individual RSU grant agreements.
•
The vesting of RSUs under this clause shall be subject to the Executive’s continued compliance with any restrictive covenants, including non-compete, non-solicitation, and confidentiality obligations, as set forth in the Executive’s employment agreement or any other applicable agreements.

All other terms and conditions in the agreement on June 22, 2022, remain unchanged.

The parties acknowledge and agree that they have read and understand the terms of this Agreement and have executed this Agreement as of the Effective Date.

Signatures are on the next page….

Exhibit 10.1

DIRTT ENVIRONMENTAL SOLUTIONS, LTD.

By: _/s/ Aron English__________________________
Name: Aron English
Title: Chair of the CGCC

Benjamin Urban_____________________ Executive Name

/s/ Benjamin Urban_____________________
Executive Signature